UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)______June 16,1998____

Commission File No.                     0-5265

                              SCAN-OPTICS, INC.
       (Exact name of registrant as specified in its charter)

               Delaware                               06-0851857
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                  Identification Number)


  169 Progress Drive, Manchester, CT                      06040
(Address of principal executive offices)                 Zip Code

                                 (860) 645-7878
          (Registrant's telephone number, including area code)

Explanatory Note
The Company is filing this Form 8-K/A to amend Item 7, Financial Statements and Exhibits, of Form 8-K, filed on June 30, 1998, to include historical financial statements of the business acquired for the interim period that were not available at the time of filing.
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
                        SOUTHERN COMPUTER SYSTEMS, INC.

                               Balance Sheet


                                                         (Unaudited)
                     Assets                              June 15, 1998
                                                         -------------
Current Assets:
   Cash                                                   $     106,000
   Trade accounts receivable, less allowance for doubtful
      accounts of $758,000 and $50,000 at June 15, 1998
      and December 31, 1997, respectively                       311,000
   Inventory
   Prepaid expenses                                               9,000
   Other current assets                                          16,000
                                                          -------------
              Total current assets                              442,000

Equipment, furniture and fixtures, net of accumulated
   depreciation of $932,000 and $866,000 at June 15, 1998
   and December 31, 1997, respectively                          331,000
Investment in Imaging Business Machines, LLC                     10,000
Other assets                                                     82,000
                                                          -------------
                                                          $     865,000
                                                          =============
     Liabilities and Stockholders' Equity
Current Liabilities:
   Bank overdraft                                         $
   Borrowing under the line of credit                           871,000
   Notes payable to bank                                        508,000
   Notes payable to Scan-Optics,Inc.                            486,000
   Current portion of long-term debt
   Accounts payable                                             526,000
   Accrued expenses                                              81,000
   Deferred revenue                                             113,000
   Other current liabilities                                    103,000
                                                          -------------
           Total Current Liabilities                          2,688,000

Long-term debt, excluding current portion
                                                          -------------
               Total Liabilities                              2,688,000

Stockholders' equity:
   Common stock, $1 par value, authorized and
      issued 1,000 shares                                         1,000
   Additional paid-in capital                                    13,000
   Retained earnings                                        (1,632,000)
                                                          -------------
                                                            (1,618,000)
   Cost of 516-2/3 shares of common stock held in
      treasury                                                (205,000)
                                                          -------------
           Net stockholders' equity                         (1,823,000)

                                                          -------------

                                                          $     865,000
                                                          =============
See accompanying notes to financial statements.

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

                    SOUTHERN COMPUTER SYSTEMS, INC.

                      Statements of Operations




                                                         (Unaudited)
                                                      From January 1, 1998
                                                       to June 15, 1998
                                                      --------------------
Net revenues                                        $         1,761,000

Costs and expenses:
   Costs of revenues                                          2,899,000
   Sales and marketing                                          356,000
   Research and development                                     371,000
   General and administrative                                   247,000
                                                          -------------
                      Total costs and expenses                3,873,000
                                                          -------------

(Loss) from operations                                       (2,112,000)

Other income (expense):
   Interest expense                                             (41,000)
   Other expense                                               (649,000)
                                                          -------------
                      Total other expense                      (690,000)
                                                          -------------

Net (loss)                                          $        (2,802,000)
                                                          =============


See accompanying notes to financial statements

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

                       SOUTHERN COMPUTER SYSTEMS, INC.

                          Statement of Cash Flows


                                                           (Unaudited)
                                                           From January 1, 1998
                                                           to June 15, 1998
                                                           -------------------
Reconciliation of net (loss) to net cash provided by
   (used in) operating activities:
      Net (loss)                                       $         (2,802,000)
      Adjustments to reconcile net income to net cash
         provided by (used in) operating activities:
            Depreciation and amortization                            58,000
            Decrease in trade accounts receivable                 1,855,000
            Decrease  in inventory                                   69,000
            Decrease in prepaid expenses                             36,000
            Decrease in other assets                                 49,000
            Increase  in accounts payable                            42,000
            Decrease in deferred revenue                           (109,000)
            Increase in other current liabilities                   103,000
                                                             -------------
               Total adjustments                                  2,103,000
                                                             -------------
               Net cash used in operating activities               (699,000)
                                                             -------------

Cash flows from investing activities:
   Purchase of equipment, furniture and fixtures                    (84,000)
                                                              -------------
         Net cash used in investing activities                      (84,000)

Cash flows from financing activities:
   Decrease in bank overdraft                                      (207,000)
   Stockholders' distributions                                     (156,000)
   Net increase in bank credit line borrowing                       786,000
   Principal payments on long-term debt                             (35,000)
   Note payable to Scan-Optics, Inc.                                486,000
                                                              -------------
                  Net cash provided by financing activities         874,000
                                                              -------------
Net increase in cash                                                 91,000

Cash at beginning of year                                            15,000
                                                              -------------
Cash at end of year                                    $            106,000
                                                              =============

See accompanying notes to financial statements.

    Note 1 - Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1998 to June 15, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. For further information, refer to the Scan-Optics, Inc., Form 10Q/A, filed September 14, 1998, for the period ended June 30, 1998.

Note 2 - Notes Payable and Long-term Debt

The Company has a $750,000 line of credit with the National Bank of Commerce, which is secured by the Company's trade accounts receivable and inventories and the personal guarantee of certain Company officers and shareholders. Interest on the outstanding balance accrues at the bank's prime rate (8.5 percent at June 15, 1998 and 8.0 percent at December 31, 1997). Borrowings under the line of credit totaled $705,775 and $85,054 at June 15, 1998 and December 31, 1997, respectively. The line of credit matures on July 2, 1998.

The Company has a term loan with the National Bank of Commerce which bears interest at the bank's prime rate (8.5 percent at June 15, 1998 and 8.0 percent at December 31, 1997). The balance of the term loan is $12,601 at June 15, 1998, maturing on May 2, 1999.

The Company has two other lines of credit with National Bank of Commerce which bear interest at 8.5 percent at June 15, 1998 and 9.0 percent at December 31, 1997, and are secured by certain equipment and fixtures, trade accounts receivable, inventories and the personal guarantees of certain Company officers. The balances at June 15, 1998 are $150,000 maturing July 2, 1998, and $500,045 maturing May 2, 1998.

Note 3 - Income Taxes

The Company, with the consent of its stockholders, elected under the Internal Revenue Code to be taxed as an S Corporation effective March 1, 1987. The Company is not liable for income taxes as the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SCAN-OPTICS, INC.
                                  (Registrant)




Date       June 16, 1999                                   /ss/
                                           James C. Mavel
                                           Chairman, Chief Executive Officer,
                                           President and Director



Date       June 16, 1999                                  /ss/
                                           Michael J. Villano
                                           Chief Financial Officer,
                                           Vice President and Treasurer